REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of July 22, 1997 by and among BCAM INTERNATIONAL, INC., a New York corporation ("Company"), Corporate Capital Management ("Investment Banker") and the subscribers (hereinafter referred to as "Subscribers" or "Investors") to the Company's offering ("Offering") of up to One Million Five Hundred Thousand Dollars ($1,500,000) of Series A Convertible Preferred Stock (the "Preferred Stock") pursuant to the Regulation D Securities Subscription Agreement between the Company and the Subscriber(s) ("Subscription Agreement").

      1. Definitions For purposes of this Agreement:

      (a) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

      (b) For purposes of the Required Registration under Section 2 hereof, the term "Registrable Securities" means the shares of the Company's Common Stock issuable or issued upon (i) conversion of the Series A Preferred Stock (the "Preferred Stock") issued to Subscribers in the Offering and (ii) exercise of the Warrants.

            For purposes of a Piggyback Registration under Section 3 hereof, "Registrable Securities" shall have the meaning set forth above, except that the following shall not constitute Registrable Securities for purposes of a Piggyback Registration under Section 3 hereof:

      1. shares of Common Stock obtainable (x) on conversion of the Preferred Stock (in whole or in part) and (y) on exercise of the Warrant (the "Warrant Shares"), shall not constitute Registrable Securities if those shares of Common Stock may be resold in a public transaction without registration under the Act, including without limitation pursuant to Rule 144 under the Act, and

      2. any Registrable Securities resold in a public transaction shall cease to constitute Registrable Securities.

      (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Stock and exercise of the Warrants at the time of such determination;


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

      (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof;

      (e) The term "Warrants" means the warrants granted to any Subscriber(s) the Investment Banker or to any persons designated by them in connection with this Offering;

      (f) The term "Initiating Holders" means (i) holders of Registrable Securities obtained or obtainable upon conversion of at least Two Hundred (200) shares of Preferred Stock; and

      (g) The term "Due Date" means the date which is ninety (90) days after the Last Closing of the initial tranche (as defined in the Subscription Agreement) of the Offering (as defined in the Subscription Agreement).

      2. Required Registration

      (a) Within thirty (30) days after the Last Closing of the initial tranche of the Offering (as defined in the Subscription Agreement), the company shall file a registration statement ("Registration Statement") on form S-3 (or other suitable form, at the Company's discretion but subject to the reasonable approval of the Investors), covering the resale of all shares of Registrable Securities then outstanding.

      (b) The Registration Statement shall be done as a "shelf" registration statement under Rule 415, and shall be maintained effective until the distribution described in the Registration Statement is completed. The Company shall use its best efforts to have the Registration Statement declared effective within ninety (90) days after the Last Closing of the initial tranche (as defined in the Subscription Agreement).

      3. Piggyback Registration. If the Registration Statement described in
Section 2 is not effective by the Due Date, and If (but without any obligation to do so) the company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten
(10) days after mailing of such notice by the Company, which request shall state the intended method of disposition of such shares by such Holder, the Company shall cause to be included in such registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered


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

("Piggyback Registration"), nothing herein shall prevent the Company from withdrawing or abandoning the registration statement prior to its effectiveness.

      4. Limitation on Obligations to Register

      (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the company, then the number of such Registrable Securities to be included in the registration statement shall be allocated among all Holders who had requested Piggyback Registration, in the proportion that the number of Registrable Securities which each such Holder, including Investment Banker, seeks to register bears to the total number of Registrable Securities sought to be included by all Holders, including Investment Banker.

      (b) Notwithstanding anything to the contrary herein, the Company shall have the right (i) to defer the initial filing or request for acceleration of effectiveness of any Piggyback Registration Statement or (ii) after effectiveness, to suspend effectiveness of any such registration statement, if, in the good faith judgment of the board of directors of the Company and upon the written advice of counsel to the Company, which delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness is necessary in light of (i) the requirement by the underwriter in a public offering by the Company that such Registration Statement be delayed or suspended or (ii) the existence of material non-public information (financial or otherwise) concerning the Company, disclosure of which at the time is not, in the opinion of the board of directors of the Company upon the advice of counsel, (A) otherwise required and (B) in the best interests of the Company; provided, however, that solely in the case of a demand registration the Company will not delay filing or suspend effectiveness of such registration for more than three (3) months from the date of demand, unless it is then engaged in an acquisition that would make such registration impracticable, in which case it will use its best efforts to eliminate such impracticability as soon as possible after such three (3) month period.

      (c) In the event the Company believes that shares sought to be registered under Section 2 or Section 3 by Holders do not constitute "Registrable Securities" by virtue of Section 1 (b) of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without restriction or resale, without registration under the Act, by virtue of Rule 144 or applicable provisions.

      5. Obligations of the Company Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:


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

      (a) In the event that the number of shares available under a registration statement filed pursuant to Section 2 or 3 above is insufficient to cover all of the Registrable Securities then outstanding, the Company shall amend that registration statement, or file a new registration statement, or both, so as to cover all shares of Registrable Securities then outstanding. The Company shall use its best efforts to effect such amendment or new registration within ninety
(90) days of the date the registration statement filed under Section 2 or 3 is insufficient to cover all the shares of Registrable Securities then outstanding. Unless and until such amendment or new registration statement is effective, the Investors shall have the rights described in Section 2(c) above.

      (b) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

      (c) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

      (d) With respect to any Registration Statement filed pursuant to this Agreement, keep such registration statement effective until the Holders of Registrable Securities covered by such registration statement have completed the distribution described in the registration statement.

      (e) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

      (f) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto qualify to do business or to file a general consent to service or process in any such states or jurisdictions.

      (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such agreement.

      (h) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such


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

registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in lights of the circumstances then existing.

      (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date of the outside counsel of recognized standing (or reasonably acceptable to Holder) representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, form the independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Holders requesting registration of Registrable Securities.

      (j) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

      (k) Provide Holders with written notice of the sate that a registration statement registering the resale of the Registrable Securities is declared effective by the SEC.

      (l) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement.

      (m) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC.

      6. Furnish Information It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their


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

Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

      7. Expenses of Registration All expenses other than underwriting discounts and commissions and fees and expenses of counsel to the selling Holders incurred in connection with registrations, filing or qualifications pursuant to Sections 2 and 3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

      8. Indemnification In the event any Registrable Securities are included in a registration statement under this Agreement.

      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendment or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

      (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registrations statement, each person, if any, who controls the company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or


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

several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this subsection 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, provided, that, in no event shall any indemnity under this subsection 10(b) exceed the net proceeds from the offering received by such Holder

      (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to delivery written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

      (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each holder of Registrable Securities agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defining same) (collectively "Losses") to which the Company and one or more of the holders of Registrable Securities may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the holders in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall any holder be responsible for any


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

amount in excess of the net purchase price of securities sold by it under the registration statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the holder. The Company and the holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of the is paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls a holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

      (e) The obligations of the company and Holders under this Section 10 shall survive the redemption and conversion, if any, of Preferred Stock, the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

      9. Reports Under Securities Exchange Act of 1934 With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

      (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing any Holder of any rule of regulation of the SEC which permits the selling of any such securities without registration.

      10. Amendment of Registration Rights Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent


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

of the company and the holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

      11. Notices All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: President, BCAM International, Inc., 1800 Walt Whitman Road, Melville, NY 11747, Telephone No. (516) 752-3550, Telecopy No. (516) 752-3558 and (ii) the Holders at their respective last address as the party shall have furnished in writing as a new address to be entered on such register. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

      12. Termination This Agreement shall terminate on the date that is two (2) years from the date of this Agreement; but without prejudice to (i) the parities' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement or (iii) the Company's obligation to maintain the effectiveness of registration statement filed prior thereto in accordance with the terms hereof, and to fulfill its obligation hereunder in respect thereof until it is no longer required to maintain the effectiveness thereof.

      13. Assignment No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the right of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Shares included in a Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of the Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Shares are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

                           (Intentionally Left Blank)

      15. Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Actor the


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

Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

      IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.


                                              BCAM INTERNATIONAL, INC.


                                              By: \s\ Michael Strauss
                                                   -----------------------------
                                                  Michael Strauss

                                      Address:    BCAM International, Inc.
                                                  1800 Walt Whitman Road
                                                  Melville, NY  11747


                                               By: \s\ Mark Savage
                                                   -----------------------------
                                                   Mark Savage, President


                                      Address:     Corporate Capital Management
                                                   14345 23rd Avenue North
                                                   Plymouth, Minnesota  55447


                                                   INVESTOR(S)

                                                   -----------------------------
                                                   Investor's Name

                                               By:
                                                   -----------------------------
                                                   (Signature)

                                      Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


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